EXHIBIT 99.1
                          PRO FORMA FINANCIAL INFORMATION

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on September 30, 1997: (i) the acquisition and sales of office properties and land that have been consummated since September 30, 1997 and the acquisition of other office properties and land and the lending transaction that the Company expects to consummate in the near future; (ii) the Series C Preferred Stock Offering, the Series D Preferred Stock Offering, and the offerings of Common Stock which occurred after September 30, 1997; (iii) the issuance of $200,000 of Senior Unsecured Notes in February 1998; and (iv) the repayment of amounts outstanding under the Company's line of credit. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if the following transactions had been consummated as of the beginning of the periods presented:
(i) the acquisition and sales of office properties, land and OmniOffices that have been consummated since the beginning of 1996 and the acquisition of other office properties and land and the lending transaction that the Company expects to consummate in the near future; (ii) the sales of common stock and preferred stock during 1996 and 1997; (iii) the issuance of the senior unsecured notes by the Company in July 1997; (iv) the issuance of the $200,000 of Senior Unsecured Notes by the Company in February 1998; and (v) the repayment of amounts outstanding under the Company's line of credit.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                             At September 30, 1997 (Unaudited)
                                       --------------------------------------------------------------------------------------------
                                                                                  Pro Forma Adjustments
                                                          -------------------------------------------------------------------

                                                                                                             Probable
                                                               Acquired              Disposed            Acquisitions and
                                         Historical(A)       Properties(B)        Properties(C)        Lending Transaction (D)
                                        ---------------     --------------       ---------------       -----------------------
     ASSETS
Rental property, net                        $ 1,926,846         $ 409,219 (1)         $ (75,619)(4)           $   8,933 (8)
Development property                            214,761            79,028 (1)            (4,952)(4)              13,684 (8)
Restricted and unrestricted cash                 37,990                 -                      -                      -
Other assets                                    171,420           (10,818)(2)            (9,868)(5)              50,750 (9)
                                            -----------         ---------             ----------              ---------
      Total assets                          $ 2,351,017         $ 477,429             $ (90,439)              $  73,367
                                            ===========         =========             ==========              =========
     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                         $   628,058         $ 427,646 (2)         $(137,947)(6)              73,367 (10)
Senior unsecured notes                          275,000                 -                     -                       -
Other liabilities                                72,514             5,398 (2)            (2,584)(5)                   -
                                            -----------         ---------             ----------              ---------
      Total liabilities                         975,572           433,044              (140,531)                 73,367

Minority interest                                67,331            44,385 (3)                 -                       -

   STOCKHOLDERS' EQUITY
Preferred stock                                      88                 -                     -                       -
Common stock                                        582                 -                     -                       -
Additional paid-in capital                    1,381,214                 -                     -                       -
Dividends paid in excess
   of earnings                                  (73,770)                -                50,092 (7)                   -
                                            ------------        ----------            ---------                --------
      Total stockholders'
         equity                               1,308,114                 -                50,092                       -
                                            -----------         ---------             ---------                --------
      Total liabilities and
        stockholders' equity                $ 2,351,017         $ 477,429             $ (90,439)              $  73,367
                                            ===========         =========            ==========               =========




                                                       At September 30, 1997 (Unaudited)
                                       -----------------------------------------------------------
                                                 Pro Forma Adjustments
                                       -----------------------------------------

                                         Prior Preferred
                                            and Common         Offering of Senior    Pro Forma
                                        Stock Offerings (E)     Unsecured Notes(F)  Consolidated
                                        ------------------     ------------------   ------------

     ASSETS
Rental property, net                       $         -           $         -        $ 2,269,379
Development property                                 -                     -            302,521
Restricted and unrestricted cash                     -                     -             37,990
Other assets                                         -                 8,425            209,909
                                           -----------          ------------        -----------
      Total assets                         $         -           $     8,425        $ 2,819,799
                                           ===========          ============        ===========
     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                        $  (246,016)          $  (191,575)       $   553,533
Senior unsecured notes                               -               200,000            475,000
Other liabilities                                    -                     -             75,328
                                          ------------          ------------        -----------
      Total liabilities                       (246,016)                8,425          1,103,861

Minority interest                                    -                     -            111,716

   STOCKHOLDERS' EQUITY
Preferred stock                                     80                     -                168
Common stock                                        18                     -                600
Additional paid-in capital                     245,918                     -          1,627,132
Dividends paid in excess
   of earnings                                       -                     -            (23,678)
                                          ------------          ------------       -------------
      Total stockholders'
         equity                                246,016                     -          1,604,222
                                          ------------          ------------       ------------
      Total liabilities and
        stockholders' equity               $         -           $     8,425        $ 2,819,799
                                          ============          ============       ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                               September 30, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of September 30, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:

       (1) total acquisition costs of $488,247 ($28,714 related to 2600 W. Olive, $14,746 related to San Mateo I, $42,262 related to Presidential Circle, $12,286 related to Tract 17, $11,762 related to Cigna Healthcare, $4,061 related to Marriott Tract Land, $7,542 related to Reston Crossing Land, $20,876 related to Century Park II, $81,014 related to the East Hamilton Buildings, $87,779 related to the US West Portfolio, $5,697 related to Hamilton Land, $15,161 related to Tower of the Hills, $2,612 related to Rocky Point Land, $13,506 related to Bay Technology Center, $3,916 related to Panorama IV and West Land, $5,972 related to DMB land, $17,205 related to Watkins Johnson Land, $22,315 related to Citymark Tower, $28,270 related to Sunnyvale Technology Center, $30,530 related to CM Capital-Hacienda, $22,484 related to Valley Tech Center Land, and $9,537 related to Rosewood Land);

        (2) the assumption of existing debt of $101,862 ($19,370 related to 2600 W. Olive, $23,483 related to Presidential Circle, $5,838 related to Tract 17 and $53,171 related to the US West Portfolio), the use of the Company's purchase deposits of $10,950 (net of other assets acquired of $132), the assumption of other liabilities totaling $5,398, and draws on the Company's line of credit of $325,784; and

       (3) the issuance of operating partnership units with a total value of $44,385 related to the acquisitions of 2600 W. Olive, San Mateo I, and the US West Portfolio

(C) Reflects the following pro forma adjustments related to the dispositions of First State Bank, Norwood Tower, The Quorum, Littlefield Building, 2445 M Street, and ASIS land:

       (4)    total net cost of properties of $80,571;

       (5) the transfer of net assets of $7,284 ($9,868 in other assets and $2,584 in other liabilities) in connection with the dispositions;

       (6) the repayment of debt of $9,508 and the repayment of $128,439 on the Company's line of credit with the total sales proceeds; and

       (7)    the $50,092 gain on dispositions of the properties.

(D) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions and lending transaction:

       (8) total acquisition costs of $22,617 ($6,334 related to LaJolla Spectrum Land, $4,916 related to Evergreen Land, $8,933 related to Waterford, and $2,434 related to Jones Tract land);

       (9) the funding of the construction loan for Ellis-Middlefield of $51,000 and the use of the Company's purchase deposits of $250; and

       (10)   draws on the Company's line of credit of $73,367.

(E) Reflects the sales of 6,000,000 shares of Series C Cumulative Redeemable Preferred Stock at a net price of $144,875, 2,000,000 shares of Series D Cumulative Redeemable Preferred Stock at a net price of $48,275, and 1,767,067 shares of Common Stock at a net price of $52,866. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

(F) Reflects the issuance of $200,000 of Senior Unsecured Notes due 2005 and 2008, related transaction costs of $1,425, and deferred interest costs of $7,000 from the Company's interest rate hedging transactions. The Company expects to use the net proceeds of $191,575 to pay down amounts outstanding under its line of credit.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                               For the nine months ended September 30, 1997 (Unaudited)
                                                    --------------------------------------------------------------------------------
                                                                                           Pro Forma Adjustments
                                                                      --------------------------------------------------------------
                                                                                                                    Probable
                                                                         Acquired           Disposed           Acquisitions and
                                                     Historical (A)    Properties (B)     Properties (C)    Lending Transaction (D)
                                                    ---------------    --------------     --------------    -----------------------
Real estate operating revenue:
       Rental revenue                               $     231,832     $    55,876 (1)     $ (14,082)(6)          $    833 (9)
       Real estate service income                          11,512             -                 -                      -
       Executive suites revenue                             5,000          29,084 (1)           -                      -
                                                    --------------    ------------        ----------             ---------
              Total revenues                              248,344          84,960           (14,082)                  833
                                                    --------------    ------------        ----------             ---------

Real estate operating expenses:
       Property operating expenses                         81,920          17,748 (4)        (6,452)(6)               323 (12)
       Interest expense                                    37,266          37,703 (2)        (7,498)(7)             3,300 (10)
       Executive suites operating expenses                  4,124          24,573 (4)           -                     -
       General and administrative                          15,777             -                 -                     -
       Depreciation and amortization                       54,561          14,256 (3)        (2,323)(8)               194 (11)
                                                    --------------    ------------        ----------             ---------
              Total operating expenses                    193,648          94,280           (16,273)                3,817
                                                    --------------    ------------        ----------             ---------

              Real estate operating income                 54,696          (9,320)            2,191                (2,984)

       Other operating income (expense), net                2,333             -                 -                   3,060 (13)
                                                    --------------    ------------        ----------             ---------

       Income before minority interest                     57,029          (9,320)            2,191                    76
                                                    --------------    ------------        ----------             ---------

Minority Interest                                          (5,758)         (2,245)(5)           -
                                                    --------------    ------------        ----------             ---------

       Income from continuing operations            $      51,271     $   (11,565)        $   2,191              $     76
                                                    ==============    ============        ==========             =========
Earnings from continuing operations
     per common share                               $        0.87
                                                    ==============




                                                     For the nine months ended September 30, 1997 (Unaudited)
                                                    ------------------------------------------------------------
                                                              Pro Forma Adjustments
                                                    -------------------------------------------
                                                     Prior Preferred
                                                        and Common          Offering of Senior       Pro Forma
                                                    Stock Offerings (E)     Unsecured Notes (F)     Consolidated
                                                    -------------------     -------------------     ------------
Real estate operating revenue:
       Rental revenue                                    $    -                   $   -              $  274,459
       Real estate service income                             -                       -                  11,512
       Executive suites revenue                               -                       -                  34,084
                                                         ---------                ---------          -----------
              Total revenues                                  -                       -                 320,055
                                                         ---------                ---------          -----------

Real estate operating expenses:
       Property operating expenses                            -                       -                  93,539
       Interest expense                                   (27,498)                    331                43,604
       Executive suites operating expenses                    -                       -                  28,697
       General and administrative                             -                       -                  15,777
       Depreciation and amortization                          -                       -                  66,688
                                                         ---------                ---------          -----------
              Total operating expenses                    (27,498)                    331               248,305
                                                         ---------                ---------          -----------

              Real estate operating income                 27,498                    (331)               71,750

       Other operating income (expense), net                  -                       -                   5,393
                                                         ---------                ---------          -----------

       Income before minority interest                     27,498                    (331)               77,143
                                                         ---------                ---------          -----------

Minority Interest                                             -                       -                  (8,003)
                                                         ---------                ---------          -----------

       Income from continuing operations                 $ 27,498                 $  (331)           $   69,140
                                                         =========                =========          ============
Earnings from continuing operations
     per common share                                                                                $     0.71  (G)
                                                                                                     ============

                                                                    For the year ended December 31, 1996 (Unaudited)
                                                    --------------------------------------------------------------------------------
                                                                                      Pro Forma Adjustments
                                                                      --------------------------------------------------------------
                                                                                                                    Probable
                                                                         Acquired           Disposed            Acquisitions and
                                                     Historical (A)    Properties (B)     Properties (C)    Lending Transaction (D)
                                                    ---------------    --------------     --------------    -----------------------
Real estate operating revenue:
       Rental revenue                               $     154,165     $   184,788 (1)     $ (14,638)(6)          $  1,281 (9)
       Real estate service income                          12,512             -                 -                     -
       Executive suites revenue                               -            42,019 (1)           -                     -
                                                    --------------    ------------        ----------             ---------
              Total revenues                              166,677         226,807           (14,638)                1,281
                                                    --------------    ------------        ----------             ---------

Real estate operating expenses:
       Property operating expenses                         51,927          58,764 (4)        (6,071)(6)               486 (12)
       Interest expense                                    31,630          90,052 (2)        (9,928)(7)             4,495 (10)
       Executive suites operating expenses                    -            36,718 (4)           -                     -
       General and administrative                          15,228           2,300 (4)           -                     -
       Depreciation and amortization                       38,264          44,357 (3)        (1,817)(8)               259 (11)
                                                    --------------    ------------        ----------             ---------
              Total operating expenses                    137,049         232,191           (17,816)                5,240
                                                    --------------    ------------        ----------             ---------

              Real estate operating income                 29,628          (5,384)            3,178                (3,959)

       Other operating income (expense), net                  (94)              7 (1)           -                   4,080 (13)
                                                    --------------    ------------        ----------             ---------

       Income before minority interest                     29,534          (5,377)            3,178                   121
                                                    --------------    ------------        ----------             ---------

Minority Interest                                          (4,732)         (3,823)(5)           -                     -
                                                    --------------    ------------        ----------             ---------

       Income from continuing operations            $      24,802     $    (9,200)        $   3,178              $    121
                                                    ==============    ============        ==========             =========
Earnings from continuing operations
     per common share                               $        0.90
                                                    ==============




                                                         For the year ended December 31, 1996 (Unaudited)
                                                    -------------------------------------------------------------
                                                                        Pro Forma Adjustments
                                                    -------------------------------------------------------------
                                                      Prior Preferred
                                                         and Common          Offering of Senior       Pro Forma
                                                     Stock Offerings (E)     Unsecured Notes (F)     Consolidated
                                                     -------------------     -------------------     ------------
Real estate operating revenue:
       Rental revenue                                     $   -                    $   -              $  325,596
       Real estate service income                             -                        -                  12,512
       Executive suites revenue                               -                        -                  42,019
                                                          ---------                ---------          -----------
              Total revenues                                  -                        -                 380,127
                                                          ---------                ---------          -----------

Real estate operating expenses:
       Property operating expenses                            -                        -                 105,106
       Interest expense                                    (58,765)                    135                57,619
       Executive suites operating expenses                     -                       -                  36,718
       General and administrative                              -                       -                  17,528
       Depreciation and amortization                           -                       -                  81,063
                                                          ---------                ---------          -----------
              Total operating expenses                     (58,765)                    135               298,034
                                                          ---------                ---------          -----------

              Real estate operating income                  58,765                    (135)               82,093

       Other operating income (expense), net                   -                       -                   3,993
                                                          ---------                ---------          -----------

       Income before minority interest                      58,765                    (135)               86,086
                                                          ---------                ---------          -----------

Minority Interest                                              -                       -                  (8,555)
                                                          ---------                ---------          -----------

       Income from continuing operations                  $ 58,765                    (135)           $   77,531
                                                          =========                =========          ===========
Earnings from continuing operations
     per common share                                                                                 $     0.70 (G)
                                                                                                      ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                For the Nine Months Ended September 30, 1997 and
                        the Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Company's historical condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:

       (1) the historical operating activity of the properties and OmniOffices;

       (2) the additional interest expense on outstanding amounts on the line of credit at weighted average interest rates ranging from 7.3% to 7.5%, incurred for the acquisitions ($35,797 of interest costs net of $6,542 capitalized for development property for the nine months ended September 30, 1997 and $82,010 of interest costs net of $14,173 capitalized for development property for 1996) and interest expense on assumed debt at interest rates ranging from 5.0% to 9.6% ($8,448 for the nine months ended September 30, 1997 and $22,215 for 1996);

       (3) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of OmniOffices based on useful lives ranging from 5 to 30 years;

       (4) the historical operating activity of the properties and OmniOffices reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties and increased by $2,300 in 1996 for incremental general and administrative costs associated with the Company's asset growth; and

       (5)    the minority interest share of earnings.

(C) Pro forma adjustments for the dispositions of First State Bank, Norwood Tower, The Quorum, Littlefield Building, 2445 M Street, and ASIS land reflect:

       (6) the elimination of the historical operating activity of the properties sold;

       (7) the reduction of interest expense from the repayment debt at a weighted average interest rates ranging from 7.3% to 7.5%, using the sales proceeds; and

       (8) the elimination of the historical depreciation expense of the properties sold.

(D) Reflects the following pro forma adjustments related to the anticipated effects of the probable property acquisitions and the Company's lending transaction:

       (9) the historical operating activity of the operating property to be acquired;

       (10) the additional interest expense on debt at weighted average interest rates ranging from 7.3% to 7.5%, incurred for the acquisitions ($4,039 of interest costs net of $739 capitalized for development property for the nine months ended September 30, 1997 and $5,502 of interest costs net of $1,007 capitalized for development property for 1996);

       (11) the depreciation expense based on the new accounting basis for the rental properties based on a 30 year useful life;

       (12) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and

       (13) the interest income from the Company's construction financing transaction.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from sales of common stock in January, April, and December of 1997, and the sale of preferred stock in August, November, and December of 1997 and the change in interest expense associated with the paydown of amounts outstanding under the line of credit with the proceeds from the issuance of $275 million of senior unsecured notes in July 1997.

(F) Pro forma adjustment reflects the change in interest expense associated with the paydown of amounts outstanding under the line of credit with the proceeds from the anticipated issuance of the $200 million of Senior Unsecured Notes.

(G) Based upon 59,767,709 and 59,594,532 pro forma shares of common stock outstanding on a weighted average basis during the nine months ended September 30, 1997 and during 1996, respectively.